                                                                   EXHIBIT 10.24

                  CONSENT AND AMENDMENT NO. 3 TO LOAN DOCUMENTS

                                          As of October 1, 1999

Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025

Gentlemen:

         Foothill Capital Corporation, as agent ("Agent"), the financial institutions party to the Loan Agreement referred to herein (each, individually a "Lender" and collectively, "Lenders") and certain Subsidiaries of Anker Coal Group, Inc. (each, individually, a "Borrower" and collectively "Borrowers") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of November 21, 1998, by and among Borrowers, Lenders and Agent, as amended by Amendment No. 1 to Loan Documents, dated August 4, 1999, by and among Borrowers, Guarantors, Lenders and Agent and Amendment No. 2 to Loan Documents, dated August 27, 1999, by and among Borrowers, Guarantors, Lenders and Agent (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment (as all of the foregoing now exist, are modified hereby or are hereafter amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Documents").

         Anker Coal Group, Inc. ("Parent") has issued or is about to issue its 14.25% Second Priority Senior Secured Notes (the "1999 Notes") pursuant to the Indenture, dated as of October 1, 1999 (the "1999 Note Indenture"), by and among Parent, certain Subsidiaries of Parent and The Bank of New York, as trustee (in such capacity, the "1999 Note Trustee"), which notes are or will be secured by a lien on substantially all of the assets and properties of Borrowers and Guarantors. Agent and The Bank of New York, as collateral agent under the 1999
Note Indenture (in such capacity, the "1999 Note Collateral Agent"), have entered or are about to enter into an Intercreditor Agreement, dated as of October 1, 1999 (the "Intercreditor Agreement"), by and between Agent and the 1999 Note Collateral Agent, pursuant to which Agent and the 1999 Note Collateral Agent confirmed or will confirm the relative priority of the security interests of Agent and the 1999 Note Collateral Agent in the assets and properties of Borrowers and Guarantors and provide for the orderly sharing among them, in accordance with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof.

         Borrowers have requested that Agent and Lenders (i) consent to the issuance by Parent of the 1999 Notes pursuant to the 1999 Note Indenture, the guaranty thereof by Borrowers and Guarantors and the grant to the 1999 Note Collateral Agent of a security interest in such assets and properties and (ii) amend the Loan Documents in certain respects, and Agent and Lenders are willing to consent to the issuance by Parent of the 1999 Notes pursuant to the 1999 Note Indenture, the guaranty thereof by the Borrowers and Guarantors and the grant to 1999 Note Collateral Agent of a security interest in such assets and properties and to amend the Loan Documents in certain respects, subject to the terms and conditions contained herein.

         In consideration of the foregoing and the respective agreements and covenants herein, the parties hereto agree as follows:

         1. Consent. Subject to the terms and conditions contained herein, Agent and Lenders hereby consent to: (i) the issuance by Parent of the 1999 Notes pursuant to the terms of the 1999 Note Indenture as in effect on the Amendment No. 3 Closing Date, (ii) the grant by Borrowers and Guarantors of the Liens on their assets and properties pursuant to the terms of the 1999 Note Indenture as in effect on the Amendment No. 3 Closing Date, provided, that, such Liens are subordinated in right and priority to the Liens granted to Agent for the benefit of the Lender Group as provided for and subject to the terms and conditions of the Intercreditor Agreement, and (iii) the consummation of the transactions contemplated by the 1999 Note Indenture as in effect on the Amendment No. 3 Closing Date and the instruments, documents and agreements executed and delivered in connection with the issuance of the 1999 Notes.

         2.  Definitions.

             2.1   Amendments to Definitions.

                   (a) The definition of "Affiliate" set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                   "'Affiliate' means, as applied to any Person, any other
             Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition "control" means the possession, directly or indirectly, of the right to vote ten (10%) percent or more of the securities having ordinary voting power for the election of directors or other direct or indirect power to direct the management and policies of a Person; provided that no 1999 Noteholders shall be deemed to be an Affiliate of Borrowers or Guarantors solely by reason of its ownership of Warrants or shares issuable upon exercise thereof or the 1999 Notes held or which may be held by any 1999 Noteholder."

                   (b) The definition of "Loan Documents" set forth in Section
1.1 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                   "'Loan Documents' means this Agreement, as amended by
             Amendment No.1, Amendment No. 2 and Amendment No. 3, the Continuing Guaranty of the Obligations by each of the Guarantors and the Borrowers in favor of Agent, for the benefit of the Lender Group, the Security Agreements, the Pledge Agreement, the Disbursement Letter, the Letters of Credit, the Lockbox Agreements, the Mortgages, the Intercreditor Agreement, any note or notes executed by Borrowers and payable to the Lender Group, and any other agreement entered into, now or in the future, in connection with this Agreement."

                   (c) The definition of "Material Adverse Change" set forth in
Section 1.1 of the Loan Agreement is hereby amended by deleting clause (a) thereof in its entirety and substituting the following therefor:

             "(a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrowers and/or Guarantors, other than as a result of the consummation of Permitted Dispositions and Permitted Supplemental Dispositions; provided, that, the write-down by Borrowers and Guarantors of certain of the assets of Borrowers and Guarantors as of December 31, 1998 shall not be deemed a Material Adverse Change for purposes of this definition;".

                   (d) The definition of "Permitted Disposition" set forth in
Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "$1,000,000" in clause (e)(iii) thereof and substituting "$1,200,000" therefor.

                   (e) The definition of "Permitted Liens" set forth in Section
1.1 of the Loan Agreement is hereby amended by deleting clause (m) thereof in its entirety and substituting the following therefor:

             "(m) Liens held by the 1999 Note Collateral Agent for the benefit of the 1999 Note Trustee and the 1999 Noteholders pursuant to the 1999 Note Indenture as in effect on the Amendment No. 3 Closing Date; provided, that, such Liens are subordinated in right and priority to the Liens granted to Agent for the benefit of the Lender Group as provided for and subject to the terms and conditions of the Intercreditor Agreement."

                   (f) Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of "Refinanced Senior Note Indebtedness", "Refinanced Senior Note Intercreditor Agreement", "Replacement Term Loan" and "Replacement Term Loan Lender" in their entirety.

             2.2 Additional Definitions. Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

                   "'1999 Note Collateral Agent' means The Bank of New York, a
             New York banking corporation in its capacity as Collateral Agent pursuant to the 1999 Note Indenture for and on behalf of the 1999 Note Trustee and the 1999 Noteholders, and its successors and assigns in such capacity."

                   "'1999 Noteholders' means, collectively, the Persons from
             time to time who are Holders (as defined in the 1999 Note Indenture) of any 1999 Notes and their respective successors and assigns, being sometimes referred to herein individually as a '1999 Noteholder'."

                   "'1999 Note Indenture' means the Indenture dated as of
             October 1, 1999 relating to the 1999 Notes executed by Parent as Issuer, the other Guarantors and Borrowers as guarantors and The Bank of New York as trustee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

                   "'1999 Notes' means , collectively, the 14.25% Second
             Priority Senior Secured Notes due 2007 (PIK until April 1, 2000) of any series issued under the 1999 Note Indenture (as in effect on the Amendment No. 3 Closing Date), including, without limitation,
             (i) the 14.25% Second Priority Senior Secured Notes issued pursuant to the Public Exchange Offer (as defined in the 1999 Note Indenture as in effect on the Amendment No. 3 Closing Date), (ii) the Secondary Notes (as defined in the 1999 Note Indenture as in effect on the Amendment No. 3 Closing Date) and (iii) the Optional Secured Notes (as defined in the 1999 Note Indenture as in effect on the Amendment No. 3 Closing Date), and shall include all Rule 144A Global Notes, Definitive Notes, Global Notes, RSTD Global Notes, Regulation S Permanent Global Notes, Regulation S Temporary Global Notes, Restricted Definitive Notes, Restructured Global Notes, Unrestricted Definitive Notes and Unrestricted Global Notes (as each such term is defined in the 1999 Note Indenture as in effect on the Amendment No. 3 Closing Date), in each case issued by Parent pursuant to the 1999 Note Indenture, as the same now exist or may hereafter be modified, supplemented, extended, renewed or replaced."

                   "'1999 Note Trustee' means The Bank of New York, a New York banking corporation in its capacity as trustee for and on behalf of the 1999 Noteholders under the 1999 Note Indenture, and its successors and assigns in such capacity."

                   "'Amendment No. 3' means Amendment No. 3 to Loan Documents, dated as of October 1, 1999, by and among Borrowers, Guarantors, Agent and Lenders."

                   "'Amendment No. 3 Closing Date' means the date that each of the conditions set forth in Section 11 of Amendment No. 3 have been satisfied in a manner satisfactory to Agent."

                   "'Intercreditor Agreement' means the Intercreditor Agreement, dated as of October 1, 1999, by and between Agent and the 1999 Note Collateral Agent, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

                   "'Warrants' means warrants to purchase an aggregate of 3,047 shares of common stock of Parent and issued pursuant to the Exchange and Purchase Agreement, dated October 1, 1999, by and among Parent, Borrowers and Guarantors and the purchasers and exchanging noteholders party thereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

             2.3 Construction. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.

         3.  Term Loan Facility.

             3.1 Section 2.3(a)(iii) of the Loan Agreement is hereby amended by deleting clause (C) thereof in its entirety and substituting the following therefor:

             "(C) to make Intercompany Loans to Parent (if and to the extent permitted by Section 7.13) for the purpose of enabling Parent to pay Indebtedness owing under the Senior Notes and the 1999 Notes".

             3.2 Section 2.3(a)(iv) of the Loan Agreement is hereby deleted in its entirety and substituting the following therefor:

                   "(iv) the proceeds of Permitted Supplemental Dispositions
             shall, at the election of the Required Lenders, in an amount (if any) for each Permitted Supplemental Disposition as shall be designated by the Required Lenders, be remitted to and applied by Agent as a mandatory prepayment, without penalty, to the above-described regularly scheduled principal installments due and payable with respect to the Term Loan, in the inverse order of their maturity."

         4. Due Authorization; No Conflict. Section 5.9(b) of the Loan Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting the following therefor:

             "(ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under (A) the Senior Notes and the Senior Note Indenture, (B) the 1999 Notes and the 1999 Note Indenture or (C) any other material contractual obligation or material lease of Borrowers, which could reasonably be expected to result in a Material Adverse Change,".

         5. No Material Adverse Change. Section 5.11 of the Loan Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting the following therefor:

             "There has not been a Material Adverse Change with respect to Borrowers or Guarantors since the date December 31, 1998. "

         6.  Indebtedness.

             6.1 Section 7.1(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

             "(b) Indebtedness set forth on Schedule 7.1, including, without limitation, the Indebtedness owing under the Senior Notes and the 1999 Notes;".

             6.2 Section 7.1(d) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

             "(d) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) and (c) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of the repayment of the Obligations by Borrowers, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) except with respect to the refinancing of the Indebtedness evidenced by the Senior Notes, such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended,
             (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to the Lender Group as those applicable to the refinanced Indebtedness, (v) solely with respect to the Indebtedness evidenced by the Senior Notes, in addition to and not in limitation of the foregoing, such refinancings, renewals, refundings, or extensions shall be on at least as favorable terms and conditions to Borrowers and Guarantors taken as a whole as the terms and conditions set forth in and be issued pursuant to the 1999 Note Indenture and (vi) solely with respect to the Indebtedness evidenced by the 1999 Notes, in addition to and not in limitation of the foregoing, the subordination terms and conditions of the Liens securing such refinancing Indebtedness must be at least as favorable to the Lender Group as those applicable to the Liens securing the 1999 Notes and the holders of such refinancing Indebtedness shall have entered into and executed with Agent an intercreditor agreement with terms and conditions no less favorable to the Agent than those set forth in the Intercreditor Agreement;".

         7. Investments; Loans. Section 7.13(c)(ix) of the Loan Agreement is hereby amended by deleting the two sentences immediately following the chart in such Section in their entirety and substituting the following therefor:

             "Intercompany Loans shall be made (subject to the terms and conditions of this clause (ix)) solely for the purpose of funding the working capital requirements and for the general corporate purposes in the ordinary business of the borrower thereof and, without limiting the generality of the foregoing in the case of Parent, for the purpose of funding the payment of interest accrued and accruing on the Senior Notes and the 1999 Notes, to prepay and purchase a portion of the Senior Notes or the 1999 Notes and operating expenses and taxes paid by Parent for its own account or for the account of Borrowers and the other Guarantors as consolidated group expenses and distributions permitted to be made by Parent pursuant to Section 7.11. For the avoidance of doubt, notwithstanding anything to the contrary set forth in this Agreement, if Borrowers request any Advance the proceeds of which shall be used to make an Intercompany Loan to or for the account of Parent for the purpose of prepayment and purchase of all or any portion of the Senior Notes or the 1999 Notes, unless such requested Advance constitutes a reborrowing of proceeds of Permitted Dispositions and/or Permitted Supplemental Dispositions that have been remitted to Agent pursuant to Section 2.3(a)(iii) within ninety (90) days after the consummation of the Permitted Disposition and/or Permitted Supplemental Disposition, Borrowers must have Excess Availability in an amount equal to $10,000,000 both for the thirty (30) days immediately preceding the date of such Borrowing and after giving effect thereto."

         8. Events of Default. Section 8.10 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                   "8.10 If there is a default under the Senior Notes, the
             Senior Note Indenture, the 1999 Notes, the 1999 Note Indenture or any other material agreement involving a sum in excess of $500,000 to which Borrowers or Guarantors are a party with one or more third Persons and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the holders of the Senior Notes or the Trustee under the Indenture, the 1999 Noteholders or the 1999 Note Trustee or by such other third Persons, irrespective of whether exercised, to accelerate the maturity of Borrowers' or Guarantors obligations thereunder;".

         9. Schedules. Schedule 7.1 to the Loan Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 7.1 hereto.

         10. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender

Group pursuant to the Loan Documents, each Borrower and each Guarantor hereby jointly and severally represents, warrants and covenants with and to Lender Group as follows (which representation, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

             10.1 No Default or Event of Default exists as of the date of this Amendment after giving effect to the consent, waiver and amendments set forth herein.

             10.2 This Amendment has been duly executed and delivered by each Borrower and each Guarantor, and is in full force and effect as of the date hereof, and the agreements and obligations of each Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against each Borrower and each Guarantor in accordance with their respective terms.

             10.3 All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         11. Conditions Precedent. The consent, waiver and amendments herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent (the date of satisfaction of such conditions, the "Amendment No. 3 Closing Date"):

             11.1 Agent shall have received an original of this Amendment, duly authorized, executed and delivered by each Borrower, each Guarantor and each Lender;

             11.2 Agent shall have received an original of the Intercreditor Agreement executed by the 1999 Note Collateral Agent and acknowledged by Borrowers and Guarantors;

             11.3 Agent shall have received evidence satisfactory to Agent that the 1999 Notes to be issued pursuant to the 1999 Note Indenture on or before the Amendment No. 3 Closing Date have been issued and Agent shall have received a certificate of the chief financial officer of Parent to such effect and certifying that attached thereto are true, correct and complete copies of the executed 1999 Note Indenture and the other Operative Note Agreements (as defined in the Intercreditor Agreement) executed and delivered, or to be executed and delivered, on or before the Amendment No. 3 Closing Date, each of which shall be in form and substance satisfactory to Agent in its sole discretion;

             11.4 Agent shall have received evidence satisfactory to Agent that the Parent shall have received not less than $10,500,000 in immediately available funds as net proceeds from the issuance by Parent of the 1999 Notes to be issued pursuant to the 1999 Note Indenture on or before the Amendment No. 3 Closing Date;

             11.5 Agent shall have received (a) a qualified Solvency Certificate in respect of Borrowers and Parent and a qualified Compliance Certificate, in each case for and as of the last day of September 1999, (b) a pro forma Solvency Certificate in respect of Borrowers and Parent and a pro forma Compliance Certificate giving effect to the issuance of the 1999 Notes to be issued pursuant to the 1999 Note Indenture on or before the Amendment No. 3 Closing Date and the transactions contemplated by the 1999 Note Indenture and this Amendment, in each case for and as of the last day of September 1999 and
(c) a certificate of the chief financial officer of Parent setting forth a calculation in reasonable detail showing compliance with the covenants set forth in Section 7.20 of the Loan Agreement;

             11.6 Agent shall have received a certificate from the Secretary of Borrowers and Guarantors attesting to the respective resolutions of Borrowers' and Guarantors' Board of Directors authorizing its execution, delivery and performance of this Amendment and the other Loan Documents to which Borrowers and Guarantors are a party as amended hereby and authorizing specific officers of Borrowers and Guarantors to execute same;

             11.7 no Event of Default (other than the Subject Defaults) shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default; and

             11.8 all other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

         12.       Waiver. Borrowers hereby acknowledge, confirm and agree that
(a) Parent and Borrowers have failed to deliver unqualified Solvency Certificates for July, August and September, 1999 required to be delivered pursuant to Section 6.2(b)(i) of the Loan Agreement, and unqualified Compliance Certificates as of the last day of July, August and September of 1999 required to be delivered pursuant to Section 6.3 of the Loan Agreement, (b) as a result of Parent's certification to Agent that Parent is not presently Solvent, as set forth in Parent's Solvency Certificates for Parent's fiscal months ended on the last day of July, August and September, 1999, Borrowers' representation and warranty with respect thereto set forth in Section 5.11 of the Loan Agreement is not true and correct, (c) Borrowers have made Intercompany Loans to Parent and Guarantors in violation of the requirements set forth in Section 7.13(c)(ix) of the Loan Agreement, (d) Borrowers will not have had Excess Availability in excess of the amount required by Section 7.13(c)(ix)(B) for the thirty (30) days immediately preceding the date of the Intercompany Loan to Parent made in connection with the payment by Parent of interest due on October 1, 1999 under the Senior Notes and (e) as a result of the foregoing, Events of Default have occurred and are continuing under Section 8.2 of the Loan Agreement (collectively, the "Subject Defaults"). At the request of Borrowers and Guarantors, Agent, at the written request of the Required Lenders, hereby waives the Subject Defaults, provided, however, that (x) Parent and Borrowers deliver to Agent on the date hereof (i) a qualified Solvency Certificate for September 1999 and a qualified Compliance Certificate as of September 30, 1999 and (ii) a pro forma Solvency Certificate in respect of Borrowers and Parent and a pro forma Compliance Certificate giving effect to the issuance of the 1999 Notes to be issued pursuant to the 1999 Note Indenture on or before the Amendment No. 3 Closing Date and the transactions contemplated by the 1999 Note Indenture and this Amendment, in each case for and as of the last day of September 1999, (y) after giving effect to (i) the issuance of the 1999 Notes to be issued pursuant to the 1999 Note Indenture on or before the Amendment No. 3 Closing Date, (ii) the transactions contemplated by the 1999 Note Indenture and this Amendment and (iii) the payment by Parent of interest due on October 1, 1999 under the Senior Notes, Borrowers shall have Excess Availability in an amount in excess of $5,000,000 and (z) nothing contained herein shall constitute a waiver of any other existing Event of Default or any future noncompliance with Section 6.2(b)(i), Section 6.3 or
Section 7.13(c)(ix) of the Loan Agreement or any other term, condition or agreement contained in the Loan Agreement or any Loan Document. Nothing contained herein shall limit, impair, waive or otherwise affect any other term, provision or condition of the Loan Agreement or any other Loan Document, all of which remain in full force and effect in accordance with all of their respective existing terms and conditions.

         13. Fee. As partial consideration for Lender Group's entering into this Amendment, Borrowers shall pay to Agent for the ratable benefit of Lender Group a fee in the amount of $100,000, which shall be fully earned and payable as of the date hereof.

         14.       Miscellaneous.

             14.1 Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

             14.2 Effect of this Amendment. Except as modified pursuant hereto, the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

             14.3 Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the laws of the State of New York.

             14.4 Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Agent, to effectuate the provisions and purposes of this Amendment.

             14.5 Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

                  [remainder of page intentionally left blank]

         Please sign the enclosed counterpart of this Amendment in the space provided below, whereby this Amendment, as accepted by Agent and Lenders, shall become a binding agreement among Borrowers, Guarantors and Lender Group.


                                          Very truly yours,

                                          ANKER ENERGY CORPORATION

                                          By: /s/ Bruce Sparks
                                              ------------------------

                                          Title: President
                                                 ---------------------


                                          MARINE COAL SALES COMPANY

                                          By: /s/ B. Judd Hartman
                                              ------------------------

                                          Title: Secretary
                                                 ---------------------


                                          ANKER WEST VIRGINIA MINING
                                           COMPANY, INC.

                                          By: /s/ B. Judd Hartman
                                              ------------------------

                                          Title: Secretary
                                                 ---------------------


                                          PATRIOT MINING COMPANY, INC.

                                          By: /s/ B. Judd Hartman
                                              ------------------------

                                          Title: Secretary
                                                 ---------------------


                                          VINDEX ENERGY CORPORATION

                                          By: /s/ B. Judd Hartman
                                              ------------------------

                                          Title: Secretary
                                                 ---------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


                                          ANKER VIRGINIA MINING COMPANY, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------------

                                          Title: Secretary
                                                 ----------------------------


                                          JULIANA MINING COMPANY, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------------

                                          Title: Secretary
                                                 ----------------------------


                                          ANKER COAL GROUP, INC.,
                                           as Guarantor and Borrower Agent

                                          By: /s/ Bruce Sparks
                                              -------------------------------

                                          Title: President
                                                 ----------------------------


                                          ANKER GROUP, INC.

                                          By: /s/ Bruce Sparks
                                              -------------------------------

                                          Title: President
                                                 ----------------------------


                                          SIMBA GROUP, INC.

                                          By: /s/ Bruce Sparks
                                              -------------------------------

                                          Title: President
                                                 ----------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


                                          ANKER POWER SERVICES, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                                          BRONCO MINING COMPANY, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                                          VANTRANS, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                                          KING KNOB COAL CO., INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                                          HEATHER GLEN RESOURCES, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


                                          HAWTHORNE COAL COMPANY, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                                          UPSHUR PROPERTY, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                                          MELROSE COAL COMPANY, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                                          NEW ALLEGHENY LAND HOLDING
                                          COMPANY, INC.

                                          By: /s/ B. Judd Hartman
                                              -------------------------

                                          Title: Secretary
                                                 ----------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


AGREED AND ACKNOWLEDGED:

FOOTHILL CAPITAL CORPORATION
 as Agent and as a Lender

By: /s/ Anthony Aloi
    --------------------------

Title: Vice President
       -----------------------


CONGRESS FINANCIAL CORPORATION

By: /s/ Cindy Denbaum
    --------------------------

Title: Vice President
       -----------------------

SUNROCK CAPITAL CORP.

By: /s/ illegible
    --------------------------

Title: Senior Vice President
       -----------------------

                                  SCHEDULE 7.1

                          Permitted Other Indebtedness

1. Indebtedness of Parent, Borrowers and Guarantors evidenced by the Senior Notes and issued pursuant to the terms of the Senior Note Indenture

2. Indebtedness of Parent, Borrowers and Guarantors evidenced by the 1999 Notes and issued pursuant to the terms of the 1999 Note Indenture

3. Indebtedness of Zither Mining Company, Inc. (assumed by Anker West Virginia Mining Company, Inc.) evidenced by that certain promissory note of Zither Mining Company, Inc. in favor of Elkay Mining Company, dated as of March 31, 1995, as amended, in the original principal amount of $2,796,139.00. As of October 2, 1999, the outstanding principal balance was $328,800.00.